UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2004

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
One McDonald’s Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

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Item 5. Other Events and Required FD Disclosure

On May 19, 2004, the Registrant amended its By-Laws primarily to clarify that the Chairman of the Board is a Director position, and to provide for a Presiding Director in the event that the Chairman of the Board is an officer, executive or employee of the Registrant.  Other non-substantive changes were also made.  The amended By-Laws are furnished as Exhibit 99 and attached hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: May 24, 2004	By: /s/ Robert L. Switzer_______________________________________
Robert L. Switzer
Corporate Vice President, Associate General Counsel and Assistant Secretary

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Exhibit Index
Exhibit No.

99	By-Laws of McDonald's Corporation

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